UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 16, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On April 25, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of March 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   April 30, 2001                      By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated April 16, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated April 16, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated April 16, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated April 16, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated April 16, 2001

Exhibit 20.1
Page 1 of 3
                     Navistar Financial 1997 - B Owner Trust
                           For the Month of March 2001
                       Distribution Date of April 16, 2001
                            Servicer Certificate #42

Original Pool amount Initial Receivables                         $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                    $91,466,751.20


Beginning Pool Balance                                            $69,785,579.19
Beginning Pool Factor                                                  0.1395727

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $4,487,592.09
     Interest Collected                                              $544,481.36

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $483,783.97
Total Additional Deposits                                            $483,783.97

Repos / Chargeoffs                                                   $236,462.40
Aggregate Number of Notes Charged Off                                        180

Total Available Funds                                              $5,325,811.70

Ending Pool Balance                                               $65,251,570.42
Ending Pool Factor                                                     0.1305046

Servicing Fee                                                         $58,154.65

Repayment of Servicer Advances                                       $190,045.72

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,408,535.96
     Target Percentage                                                    10.00%
     Target Balance                                                $6,525,157.04
     Minimum Balance                                               $9,999,887.79
     (Release) / Deposit                                           ($408,648.17)
     Ending Balance                                                $9,999,887.79

Current Weighted Average APR:                                             9.272%
Current Weighted Average Remaining Term (months):                          16.28

Delinquencies                                                   Dollars    Notes
     Installments:         1 - 30 days                      $959,206.87      822
                           31 - 60 days                     $364,635.22      291
                           60+  days                        $509,476.12      107

     Total:                                               $1,833,318.21      855

     Balances:             60+  days                      $2,412,769.58      107

Memo Item - Reserve Account
     Prior Month                                                   $9,999,887.79
     Invest. Income                                                   $41,374.18
     Excess Serv.                                                    $367,273.99
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,408,535.96

Exhibit 20.1
Page 2 of 3

Navistar Financial 1997 - B Owner Trust
For the Month  of  March 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $69,785,579.19
Ending Pool Balance                     $65,251,570.42

Collected Principal                      $4,297,546.37
Collected Interest                         $544,481.36
Charge - Offs                              $236,462.40
Liquidation Proceeds / Recoveries          $483,783.97
Servicing                                   $58,154.65
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $5,267,657.05

Beginning Balance                       $69,785,579.19           $0.00          $0.00           $0.00  $67,343,083.95  $2,442,495.24

Interest Due                               $366,374.29           $0.00          $0.00           $0.00     $353,551.19     $12,823.10
Interest Paid                              $366,374.29           $0.00          $0.00           $0.00     $353,551.19     $12,823.10
Principal Due                            $4,534,008.77           $0.00          $0.00           $0.00   $4,375,318.46    $158,690.31
Principal Paid                           $4,534,008.77           $0.00          $0.00           $0.00   $4,375,318.46    $158,690.31

Ending Balance                          $65,251,570.42           $0.00          $0.00           $0.00  $62,967,765.49  $2,283,804.93
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.4212         0.1305
   (Ending Balance / Original Pool Amount)
Total Distributions                      $4,900,383.06           $0.00          $0.00           $0.00   $4,728,869.65    $171,513.41

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $367,273.99
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,408,535.96
(Release) / Draw                          ($408,648.17)
Ending Reserve Acct Balance              $9,999,887.79

Exhibit 20.1
Page 3 of 3

Navistar Financial 1997 - B Owner Trust
For the Month  of  March 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                5                     4                 3                 2               1
                                             Nov-00                 Dec-00           Jan-01            Feb-01           Mar-01

Beginning Pool Balance                         $91,208,888.49     $85,230,578.37   $80,278,502.18    $75,213,872.16   $69,785,579.19

A)   Loss Trigger:
Principal of Contracts Charged Off                 $76,165.51        $229,870.00      $225,392.74       $866,985.94      $236,462.40
Recoveries                                        $363,891.77        $522,099.27      $318,826.05       $621,269.62      $483,783.97

Total Charged Off (Months 5, 4, 3)                $531,428.25
Total Recoveries (Months 3, 2, 1)               $1,423,879.64
Net Loss / (Recoveries) for 3 Mos                ($892,451.39)(a)

Total Balance (Months 5, 4, 3)                $256,717,969.04 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -4.17167%
Trigger:  Is Ratio > 1.5%                                  No

                                                                                     Jan-01                  Feb-01           Mar-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                    2,761,680.82     $2,801,284.45    $2,412,769.58
     As % of Beginning Pool Balance                                                      3.44012%          3.72443%         3.45740%
     Three Month Average                                                                 3.32924%          3.57946%         3.54065%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.2
Page 1 of 3
                    Navistar Financial 1998 - A Owner Trust
                          For the Month of March, 2001
                      Distribution Date of April 16, 2001
                            Servicer Certificate #35

Original Pool Amount                                   $500,864,370.04


Beginning Pool Balance                                 $119,333,038.48
Beginning Pool Factor                                        0.2382542

Principal and Interest Collections:
     Principal Collected                                 $7,044,969.35
     Interest Collected                                    $886,058.71

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $614,443.03
Total Additional Deposits                                  $614,443.03

Repos / Chargeoffs                                         $395,256.81
Aggregate Number of Notes Charged Off                              185

Total Available Funds                                    $8,027,608.51

Ending Pool Balance                                    $112,410,674.90
Ending Pool Factor                                           0.2244334

Servicing Fee                                               $99,444.20

Repayment of Servicer Advances                             $517,862.58

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,623,831.53
     Target Percentage                                          10.00%
     Target Balance                                     $11,241,067.49
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                  ($382,764.04)
     Ending Balance                                     $11,241,067.49

Current Weighted Average APR:                                   8.881%
Current Weighted Average Remaining Term (months):                21.92

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,440,436.55     1,201
                                 31 - 60 days              $777,563.85       421
                                 60+  days                 $331,064.36       151

     Total:                                              $2,549,064.76     1,246

     Balances:                   60+  days               $2,534,994.05       151

Memo Item - Reserve Account
     Prior Month                                        $11,167,921.34
     Invest. Income                                         $41,364.90
     Excess Serv.                                          $414,545.29
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $11,623,831.53

Exhibit 20.2
Page 2 of 3

Navistar Financial 1998 - A Owner Trust
For the Month  of  March, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
                                                       -----           --------            -------
Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $119,333,038.48
Ending Pool Balance                          $112,410,674.90

Collected Principal                            $6,527,106.77
Collected Interest                               $886,058.71
Charge - Offs                                    $395,256.81
Liquidation Proceeds / Recoveries                $614,443.03
Servicing                                         $99,444.20
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $7,928,164.31

Beginning Balance                            $119,333,038.48    $115,156,265.04      $4,176,773.44

Interest Due                                     $591,255.44        $570,023.51         $21,231.93
Interest Paid                                    $591,255.44        $570,023.51         $21,231.93
Principal Due                                  $6,922,363.58      $6,680,080.85        $242,282.73
Principal Paid                                 $6,922,363.58      $6,680,080.85        $242,282.73

Ending Balance                               $112,410,674.90    $108,476,184.19      $3,934,490.71
Note / Certificate Pool Factor                                           0.2244             0.2244
   (Ending Balance / Original Pool Amount)
Total Distributions                            $7,513,619.02      $7,250,104.36        $263,514.66

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $414,545.29
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,623,831.53
(Release) / Draw                                ($382,764.04)
Ending Reserve Acct Balance                   $11,241,067.49

Exhibit 20.2
Page 3 of 3

Navistar Financial 1998 - A Owner Trust
For the Month  of  March, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                             5                       4              3                   2                 1
                                          Nov-00                  Dec-00         Jan-01              Feb-01            Mar-01

Beginning Pool Balance                     $150,010,353.13     $142,962,086.79   $135,123,113.77  $127,511,383.71   $119,333,038.48

A)   Loss Trigger:
Principal of Contracts Charged Off             $561,796.55         $486,262.10       $788,792.32      $851,191.50       $395,256.81
Recoveries                                     $551,920.63         $530,200.59       $284,101.47      $776,359.72       $614,443.03

Total Charged Off (Months 5, 4, 3)           $1,836,850.97
Total Recoveries (Months 3, 2, 1)            $1,674,904.22
Net Loss / (Recoveries) for 3 Mos              $161,946.75 (a)

Total Balance (Months 5, 4, 3)             $428,095,553.69 (b)

Loss Ratio Annualized  [(a/b) * (12)]    0.454%

Trigger:  Is Ratio > 1.5%                   No

                                                                                          Jan-01           Feb-01            Mar-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                  $2,686,361.14    $3,270,171.28     $2,534,994.05
     As % of Beginning Pool Balance                                                     1.98808%         2.56461%          2.12430%
     Three Month Average                                                                2.59090%         2.40393%          2.22567%
Trigger:  Is Average > 2.0%                 Yes

C)   Noteholders Percent Trigger:        2.24433%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                 No

Exhibit 20.3
Page 1 of 3

                     Navistar Financial 1999 - A Owner Trust
                           For the Month of March 2001
                       Distribution Date of April 16, 2001
                            Servicer Certificate #23

Original Pool Amount                                             $714,764,750.47

Beginning Pool Balance                                           $341,514,614.55
Beginning Pool Factor                                                  0.4778000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $13,726,103.52
     Interest Collected                                            $2,305,917.87

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,600,258.82
Total Additional Deposits                                          $1,600,258.82

Repos / Chargeoffs                                                 $1,079,941.30
Aggregate Number of Notes Charged Off                                        254

Total Available Funds                                             $17,395,295.67

Ending Pool Balance                                              $326,945,554.27
Ending Pool Factor                                                     0.4574170

Servicing Fee                                                        $284,595.51

Repayment of Servicer Advances                                       $236,984.54

Reserve Account:
     Beginning Balance  (see Memo Item)                           $21,845,423.39
     Target Percentage                                                    10.00%
     Target Balance                                               $32,694,555.43
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                            ($86,592.25)
     Ending Balance                                               $21,758,831.14

Current Weighted Average APR:                                             8.278%
Current Weighted Average Remaining Term (months):                          30.49

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $3,011,092.54     2,802
                                     31 - 60 days          $907,402.15       967
                                     60+  days             $499,706.98       251

     Total:                                              $4,418,201.67     2,830

     Balances:                       60+  days           $8,296,302.96       251

Memo Item - Reserve Account
     Prior Month                                                  $20,936,244.03
     Invest. Income                                                   $86,592.25
     Excess Serv.                                                    $822,587.11
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $21,845,423.39

Exhibit 20.3
Page 2 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of March 2001

                                                                                             NOTES
                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                -----     -----------     -----------     -----------     -----------  -------------

Original Pool Amount                  $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.50%           0.00%          3.50%
     Coupon                                                   5.0025%         5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                $341,514,614.55
Ending Pool Balance                   $326,945,554.27

Collected Principal                    $13,489,118.98
Collected Interest                      $2,305,917.87
Charge - Offs                           $1,079,941.30
Liquidation Proceeds / Recoveries       $1,600,258.82
Servicing                                 $284,595.51
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt
Service                                $17,110,700.16

Beginning Balance                     $341,514,614.56           $0.00           $0.00 $178,668,618.85 $145,745,000.00 $17,100,995.71

Interest Due                            $1,719,052.77           $0.00           $0.00     $885,898.57     $744,514.04     $88,640.16
Interest Paid                           $1,719,052.77           $0.00           $0.00     $885,898.57     $744,514.04     $88,640.16
Principal Due                          $14,569,060.28           $0.00           $0.00  $14,059,143.17           $0.00    $509,917.11
Principal Paid                         $14,569,060.28           $0.00           $0.00  $14,059,143.17           $0.00    $509,917.11

Ending Balance                        $326,945,554.28           $0.00           $0.00 $164,609,475.68 $145,745,000.00 $16,591,078.60
Note / Certificate Pool Factor                                 0.0000          0.0000          0.8230          1.0000         0.6631
   (Ending Balance / Original Pool Amount)
Total Distributions                    $16,288,113.05           $0.00           $0.00  $14,945,041.74     $744,514.04    $598,557.27

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                          $822,587.11
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $21,845,423.39
(Release) / Draw                         ($86,592.25)
Ending Reserve Acct Balance            $21,758,831.14

Exhibit 20.3
Page 3 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of March 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                5                   4                 3               2                1
                                              Nov-00              Dec-00           Jan-01           Feb-01           Mar-01
                                              ------              ------           ------           ------           ------

Beginning Pool Balance                       $402,653,545.87     $387,642,558.84  $374,974,055.11  $356,000,234.47  $341,514,614.55

A)   Loss Trigger:
Principal of Contracts Charged Off             $1,820,901.51         $660,946.77    $2,000,156.70    $1,871,930.49    $1,079,941.30
Recoveries                                     $1,377,765.70         $773,537.82      $606,330.66    $1,896,827.90    $1,600,258.82

Total Charged Off (Months 5, 4, 3)             $4,482,004.98
Total Recoveries (Months 3, 2, 1)              $4,103,417.38
Net Loss / (Recoveries) for 3 Mos                $378,587.60 (a)

Total Balance (Months 5, 4, 3)             $1,165,270,159.82 (b)

Loss Ratio Annualized  [(a/b) * (12)]                0.3899%

Trigger:  Is Ratio > 1.5%                                 No

                                                      Jan-01              Feb-01          Mar-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $7,395,601.73       $7,555,978.95   $8,296,302.96
     As % of Beginning Pool Balance                 1.97230%            2.12246%        2.42927%
     Three Month Average                            2.56418%            2.28075%        2.17468%
Trigger:   Is Average > 2.0%                             Yes


C)   Noteholders Percent Trigger:                         3.04419%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                                     No

Exhibit 20.4
Page 1 of 3
                            Navistar Financial 2000 - A Owner Trust
                                  For the Month of March 2001
                              Distribution Date of April 16, 2001
                                   Servicer Certificate #14

Original Pool Amount                                            $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                     $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                     $19,742,835.24

Beginning Pool Balance                                          $342,008,648.66
Beginning Pool Factor                                                 0.7200182

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $8,712,888.87
     Interest Collected                                           $2,668,735.91

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds / Recoveries                            $1,287,973.47
Total Additional Deposits                                         $1,287,973.47

Repos / Chargeoffs                                                $2,196,158.41
Aggregate Number of Notes Charged Off                                       152

Total Available Funds                                            $12,529,466.98

Ending Pool Balance                                             $331,239,732.65
Ending Pool Factor                                                    0.6973468

Servicing Fee                                                       $285,007.21

Repayment of Servicer Advances                                      $140,131.27

Reserve Account:
     Beginning Balance  (see Memo Item)                          $18,457,243.30
     Target Percentage                                                    5.25%
     Target Balance                                              $17,390,085.96
     Minimum Balance                                              $9,105,143.30
     (Release) / Deposit                                         ($1,067,157.34)
     Ending Balance                                              $17,390,085.96

Current Weighted Average APR:                                            9.156%
Current Weighted Average Remaining Term (months):                         41.68

Delinquencies                                                  Dollars     Notes
     Installments:                    1 - 30 days        $2,046,520.39     1,906
                                      31 - 60 days         $596,541.14       492
                                      60+  days            $285,648.42       119

     Total:                                              $2,928,709.95     1,914

     Balances:                        60+  days          $5,895,518.01       119

Memo Item - Reserve Account
     Prior Month                                                 $18,941,536.87
     Invest. Income                                                  $79,913.03
     Excess Serv.                                                         $0.00
     Transfer (to) / from Collections Account                      ($564,206.60)
     Beginning Balance                                           $18,457,243.30

Exhibit 20.4
Page 2 of 3

Navistar Financial 2000 - A Owner Trust
For the Month of March 2001

                                                                                                               NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                 -----    -----------     -----------     -----------     -----------  -------------
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $342,008,648.66
Ending Pool Balance                    $331,239,732.65

Collected Principal                      $8,572,757.60
Collected Interest                       $2,668,735.91
Charge - Offs                            $2,196,158.41
Liquidation Proceeds / Recoveries        $1,287,973.47
Servicing                                  $285,007.21
Cash Transfer from Reserve Account         $564,206.60
Total Collections Avail for Debt
Service                                 $12,808,666.37

Beginning Balance                      $342,008,648.66          $0.00  $94,845,824.34 $110,000,000.00 $121,187,500.00 $15,975,324.32

Interest Due                             $2,039,750.36          $0.00     $539,040.43     $660,000.00     $741,263.54     $99,446.39
Interest Paid                            $2,039,750.36          $0.00     $539,040.43     $660,000.00     $741,263.54     $99,446.39
Principal Due                           $10,768,916.01          $0.00  $10,365,081.66           $0.00           $0.00    $403,834.35
Principal Paid                          $10,768,916.01          $0.00  $10,365,081.66           $0.00           $0.00    $403,834.35

Ending Balance                         $331,239,732.65           0.00   84,480,742.68  110,000,000.00  121,187,500.00  15,571,489.97
Note / Certificate Pool Factor                                 0.0000          0.5949          1.0000          1.0000         0.8742
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,808,666.37          $0.00  $10,904,122.09     $660,000.00     $741,263.54    $503,280.74

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $18,457,243.30
(Release) / Draw                        ($1,067,157.34)
Ending Reserve Acct Balance             $17,390,085.96

Exhibit 20.4
Page 3 of 3

Navistar Financial 2000 - A Owner Trust
For the Month of March 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                     5                4            3                2                1
                                                    Nov-00           Dec-00       Jan-01           Feb-01           Mar-01
                                                    ------           ------       ------           ------           ------

Beginning Pool Balance                         $384,929,019.74  $376,295,860.93  $367,192,775.67  $352,486,661.24  $342,008,648.66

A)   Loss Trigger:
Principal of Contracts Charged Off                 $822,965.73      $925,879.76    $1,380,479.72    $1,399,621.38    $2,196,158.41
Recoveries                                         $512,873.99      $471,023.89    $1,012,917.37      $960,837.02    $1,287,973.47

Total Charged Off (Months 5, 4, 3)               $3,129,325.21
Total Recoveries (Months 3, 2, 1)                $3,261,727.86
Net Loss / (Recoveries) for 3 Mos                 ($132,402.65)(a)

Total Balance (Months 5, 4, 3)               $1,128,417,656.34 (b)

Loss Ratio Annualized  [(a/b) * (12)]                     -0.1408%

Trigger:  Is Ratio > 1.5%                                       No

                                                Jan-01           Feb-01          Mar-01
                                                ------           ------          ------
B)   Delinquency Trigger:
     Balance delinquency 60+ days                $6,704,167.56    $7,685,523.19   $5,895,518.01
     As % of Beginning Pool Balance                   1.82579%         2.18037%        1.72379%
     Three Month Average                              2.17238%         2.23015%        1.90998%
Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:                          3.6611%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                     No

Exhibit 20.5
Page 1 of 3

                            Navistar Financial 2000 - B Owner Trust
                                  For the Month of March 2001
                              Distribution Date of April 16, 2001
                                    Servicer Certificate #6

Original Pool Amount                                           $764,710,097.53


Beginning Pool Balance                                         $664,895,988.60
Beginning Pool Factor                                                 .8694746

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $16,278,335.99
     Interest Collected                                          $5,402,771.33

Additional Deposits:
     Repurchase Amounts                                                  $0.00
     Liquidation Proceeds / Recoveries                           $1,305,607.93
Total Additional Deposits                                        $1,305,607.93

Repos / Chargeoffs                                               $3,859,292.52
Aggregate Number of Notes Charged Off                                      266

Total Available Funds                                           $22,716,715.25

Ending Pool Balance                                            $644,758,360.09
Ending Pool Factor                                                   0.8431409

Servicing Fee                                                      $554,079.99

Repayment of Servicer Advances                                           $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                         $35,534,700.58
     Target Percentage                                                  10.00%
     Target Balance                                             $64,475,836.01
     Minimum Balance                                            $15,294,201.95
     (Release) / Deposit                                          ($143,894.83)
     Ending Balance                                             $35,390,805.75

Current Weighted Average APR:                                           9.749%
Current Weighted Average Remaining Term (months):                        45.80

Delinquencies                                                Dollars     Notes
     Installments:                   1 - 30 days       $3,274,168.10     3,026
                                     31 - 60 days        $963,082.14       794
                                     60+  days           $368,803.85       219

     Total:                                            $4,606,054.09     3,030

     Balances:                       60+  days         $9,733,151.17       219

Memo Item - Reserve Account
     Prior Month                                                $37,101,597.21
     Invest. Income                                                $143,894.83
     Excess Serv.                                                        $0.00
     Transfer (to) / from Collections Account                   ($1,710,791.46)
     Beginning Balance                                          $35,534,700.58

Exhibit 20.5
Page 2 of 3

Navistar Financial 2000 - B Owner Trust
For the Month of March 2001

                                                                                                               NOTES

                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                -----     -----------     -----------     -----------     -----------  -------------
Original Pool Amount                  $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                 100.00%           0.00%           0.00%           0.00%          0.00%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                $664,895,988.60
Ending Pool Balance                   $644,758,360.09

Collected Principal                    $16,278,335.99
Collected Interest                      $5,402,771.33
Charge - Offs                           $3,859,292.52
Liquidation Proceeds / Recoveries       $1,035,607.93
Servicing                                 $554,079.99
Cash Transfer from Reserve Account      $1,710,791.46
Total Collections Avail for Debt
 Service                               $23,873,426.72

Beginning Balance                     $664,895,988.60  $40,185,891.07 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Interest Due                            $3,735,798.21     $240,400.93   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Interest Paid                           $3,735,798.21     $240,400.93   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Principal Due                          $20,137,628.51  $20,137,628.51           $0.00           $0.00           $0.00          $0.00
Principal Paid                         $20,137,628.51  $20,137,628.51           $0.00           $0.00           $0.00          $0.00

Ending Balance                        $644,758,360.09   20,048,262.56  232,400,000.00  184,900,000.00  178,733,000.00  28,677,097.53
Note / Certificate Pool Factor                                 0.1432          1.0000          1.0000          1.0000         1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                    $23,873,426.72  $20,378,029.44   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $35,534,700.58
(Release) / Draw                         ($143,894.83)
Ending Reserve Acct Balance            $35,390,805.75

Exhibit 20.5
Page 3 of 3

Navistar Financial 2000 - B Owner Trust
For the Month of March 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5               4           3               2               1
                                                    Nov-00          Dec-00      Jan-01          Feb-01          Mar-01
                                                    ------          ------      ------          ------          ------

Beginning Pool Balance                         $741,556,161.94 $722,425,361.72 $703,514,350.74 $685,573,339.02 $664,895,988.60

A)   Loss Trigger:
Principal of Contracts Charged Off               $1,969,548.20   $5,200,097.76   $1,534,133.20   $1,607,843.56   $3,859,292.52
Recoveries                                          $49,563.20     $343,736.93     $138,624.99   $1,625,735.77   $1,035,607.93

Total Charged Off (Months 5, 4, 3)               $8,703,779.16
Total Recoveries (Months 3, 2, 1)                $2,799,968.69
Net Loss / (Recoveries) for 3 Mos                $5,903,810.47 (a)

Total Balance (Months 5, 4, 3)               $2,167,495,874.40 (b)

Loss Ratio Annualized  [(a/b) * (12)]                      3.2686%

Trigger:  Is Ratio > 1.5%                                      Yes
                                                        Jan-01          Feb-01         Mar-01
                                                        ------          ------         ------

B)   Delinquency Trigger:                        $9,269,573.66  $10,132,228.55  $9,733,151.17
     Balance delinquency 60+ days                     1.31761%        1.47792%       1.46386%
     As % of Beginning Pool Balance                   1.32243%        1.44975%       1.41980%
     Three Month Average

Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:                          4.6280%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No